FUND SYMBOL CLASS A
PTXXX

Putnam Tax Exempt Money Market Fund

Summary prospectus
1|30|10

A world of investing.℠

Putnam INVESTMENTS

Putnam Tax Exempt
Money Market Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/10, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated 9/30/09, are incorporated by reference into this summary prospectus.

Goal

Putnam Tax Exempt Money Market Fund seeks as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital, maintenance of liquidity and stability of principal.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

	Maximum sales	Maximum deferred sales
	charge (load)	charge (load) (as a percentage
	imposed on purchases	of original purchase price
	(as a percentage of	or redemption proceeds,
Share class	offering price)	whichever is lower)
Class A	NONE	NONE*

2

Annual fund operating expenses**
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service	Other	fund operating
Share class	fee	(12b-1) fee	expenses	expenses
Class A	0.30%	0.00%	0.25%	0.55%

* A deferred sales charge of 1.00% on class A shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund.

** Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$56	$176	$307	$689

3

Investments, risks, and performance

Investments

We invest mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities. We will consider, among other things, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the fund.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded. Interest the fund receives might be taxable.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

4

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A	0.06%	1.94%	1.77%
Lipper Tax Exempt Money
Market Funds Category
Average (no deduction
for taxes)	0.16%	1.89%	1.76%

5

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at an NAV of $1.00 per share without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

6

Tax information

The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly. The fund intends to distribute income that is exempt from federal income tax, including AMT, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

7

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP095 259775 1/10 Putnam Retail Management